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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

             Date of Report (Date of earliest event reported): November 18, 1999

                                 S1 CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          DELAWARE                   000-24931               58-2395199
----------------------------        -----------             -------------
(State or other jurisdiction        (Commission             (IRS Employer
      of incorporation)            File Number)          Identification No.)

         3390 PEACHTREE ROAD, NE, SUITE 1700, ATLANTA, GEORGIA 30326
         -----------------------------------------------------------
                   (Address of principal executive offices)

       Registrant's telephone number, including area code: (404) 812-6200
                                                           --------------

                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

        On November 18, 1999, S1 Corporation's ("S1") Belgian subsidiary, S1 Europe Holdings C.V.A., completed its acquisition of FICS Group, N.V., a Belgian corporation (naamloze vennootschap ("N.V.")) ("FICS"), by acquiring all of the outstanding shares of capital stock of FICS and issuing to the former shareholders of FICS 10,000,000 shares of S1 common stock (excluding options to purchase FICS common stock that were converted into options to purchase S1 common stock at the option conversion number) (the "FICS Acquisition").

        S1's stockholders approved the issuance of shares of S1 common stock relating to the FICS Acquisition on November 10, 1999. In connection with the FICS Acquisition, S1's Board of Directors appointed Michel Akkermans and David Hodgson to serve on the Board of Directors of S1.

        The press release related to the FICS Acquisition is attached at Exhibit 99.1.

        S1's registration statement on Form S-4 (File No. 333-82711), as amended (the "Registration Statement"), sets forth certain additional information regarding the FICS Acquisition.

ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS.

        (a)  Financial statements of businesses acquired.

        The following audited financial statements of FICS previously have been filed with the Securities and Exchange Commission (the "SEC") as part of the Registration Statement and are incorporated herein by reference:

             --       Report of Independent Accountants.

             --       Consolidated Balance Sheets as of December 31, 1998 and
                      1997.

             -- Consolidated Statements of Operations for years ended December 31, 1998, 1997 and 1996.

             -- Consolidated Statements of Cash Flows for the years ended December 31, 1998, 1997 and 1996.

             --       Notes to Consolidated Financial Statements.

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        The following unaudited financial statements of FICS have previously been filed with the SEC as part of the Registration Statement and are incorporated herein by reference:

             --       Introductory Note to Unaudited Interim Financial
                      Statements.

             --       Consolidated Balance Sheets - June 30, 1999 and
                      December 31, 1998.

             -- Consolidated Statement of Operations - Six Months ended June 30, 1999 and 1998.

             -- Consolidated Statement of Cash Flows - Six Months ended June 30, 1999 and 1998.

             --       Notes to Consolidated Financial Statements.

        (b)  Pro forma financial information

        The required pro forma financial information of S1 and FICS has previously been filed with the SEC as part of the Registration Statement and is incorporated herein by reference.

        (c)  Exhibits

               2.1 Share Purchase Agreement II by and among S1 Europe Holdings C.V.A., a Belgian corporation and a subsidiary of S1 Corporation, the stockholders of FICS Group N.V. who are signatories thereto, and as may be joined by other stockholders from time to time, and for the limited purposes therein, S1 Corporation and FICS Group N.V., dated September 21, 1999 (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC by S1 on September 23, 1999).

               10.1 Stock Purchase Agreement II, by and among S1 Corporation, the individuals and entities who are signatories thereto, and as may be joined by other individuals and entities from time to time, and FICS Group N.V. for the limited purposes set forth therein, dated September 21, 1999 (incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC by S1 on September 23, 1999).

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               23.1   Consent of PricewaterhouseCoopers & Co. Bedrijfsrevisoren
                      regarding FICS financial statements.

               99.1   Press release.


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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             S1 CORPORATION
                             --------------
                             (Registrant)

                             /s/ Lisa Wilkie
                             ---------------------------
                             Lisa Wilkie
                             Controller

Date: December 3, 1999


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                                INDEX TO EXHIBITS

Exhibit No.        Description                                                          Page
-----------        -----------                                                          ----
2.1                Share Purchase Agreement II by and among S1 Europe Holdings
                   C.V.A., a Belgian corporation and a subsidiary of S1, the
                   stockholders of FICS Group N.V. who are signatories thereto, and as may be joined by other stockholders from time to time, and for the limited purposes therein, S1 and FICS Group N.V., dated September 21, 1999 (incorporated herein by reference to
                   Exhibit 2.1 to the Current Report on Form 8-K filed with the
                   SEC by S1 on September 23, 1999.)

10.1 Stock Purchase Agreement II, by and among S1, the individuals and entities who are signatories thereto, and as may be joined by other individuals and entities from time to time, and FICS Group N.V. for the limited purposes set forth therein, dated September 21, 1999 (incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K filed with the SEC by S1 on September 23, 1999).

23.1 Consent of PricewaterhouseCoopers & Co. Bedrijfsrevisoren regarding FICS financial statements.

99.1               Press release.


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